UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/01/2005

C. H. ROBINSON WORLDWIDE, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-23189

Delaware	41-1883630
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

8100 Mitchell Road, Eden Prairie, MN 55344
(Address of Principal Executive Offices, Including Zip Code)

952-937-8500
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

C.H. Robinson Worldwide, Inc. ("C.H. Robinson") (Nasdaq: CHRW) announced on September 1, 2005, that it has acquired, in separate transactions, two freight forwarding companies, Hirdes Group Worldwide and Bussini Transport S.r.l. The two companies combined had gross revenues of approximately $52 million in 2004. The press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits
99.1 Press Release dated September 1, 2005

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

C. H. ROBINSON WORLDWIDE, INC.

Date: September 01, 2005.	By:	/s/ Linda U. Feuss
Linda U. Feuss
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release